Exhibit 99.1

Associated Banc - Corp Fall 2022 Shareholder Engagement

1 Forward - Looking Statements Important note regarding forward - looking statements: Statements made in this presentation which are not purely historical are forward - looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward - looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or simila r expressions. Forward - looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward - looking statements. Factors which may cause actual results to differ materially from those contained in such forward - looking statements include those identified in the Company’s most recent Form 10 - K and subsequent Form 10 - Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding.

2 Introduction ▪ Follow - up on our outreach from the fall of 2021 and successful 2022 Say on Pay vote ▪ Discuss progress on our strategic initiatives ▪ Introduce our new CFO, Derek Meyer ▪ Highlight some of our ESG Initiatives ▪ Derek Meyer started as CFO on August 1, 2022, succeeding Chris Niles ▪ Bryan Carson assumed the new position of Chief Product and Marketing Officer on July 18, 2022 ▪ Andy Harmening, President and CEO ▪ Gale Klappa, Director and Chair of the Compensation and Benefits Committee ▪ Derek Meyer, Chief Financial Officer ▪ Angie DeWitt, Chief Human Resources Officer ▪ Randy Erickson, General Counsel ▪ Anita Magnuson, Director of Total Rewards ▪ Jessica Schadrie, Director of ESG Reasons for Reaching Out Executive Team Changes Introduce Speakers

3 Key Leadership Changes Management Update ▪ Andy Harmening started as President and CEO on April 28, 2021, succeeding Phil Flynn who retired as a special adviser to the CEO on December 31, 2021 ▪ Derek Meyer started as CFO on August 1, 2022, succeeding Chris Niles who retired as CFO on the same date ▪ Bryan Carson assumed the newly created position of Chief Product and Marketing Officer on July 18, 2022 ▪ Dennis DeLoye became Head of Community Markets on April 1, 2022, upon Tim Lau’s retirement

4 EoP Loan Change (6/30/2022 to 9/30/2022) Total average loans grew by 7% vs. the prior quarter, while total period end loans grew by 5% Broad - Based Lending Growth $(63) $(8) $5 $6 $7 $16 $60 $118 $119 $209 $269 $274 $312 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT ($ in millions) PPP Credit Cards CRE Construction Auto Finance Commercial & Business Lending Commercial Real Estate Consumer Lending PPP ABL + Equipment All Other Specialized Residential M ortgage $0.9 $1.0 $1.2 $1.6 $1.9 $7.8 $7.8 $7.7 $7.9 $8.2 $6.2 $6.1 $6.2 $6.4 $6.8 $8.7 $8.8 $9.0 $9.6 $10.2 $0.3 $0.1 $0.0 $0.0 $0.0 $23.9 $23.8 $24.1 $25.4 $27.1 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer PPP Average Quarterly Loans

Growing and Expanding our Lending Capabilities

Our strategic lending initiatives remain on track, providing additional pathways to drive balanced growth

Progress Update / Balance Trends *($ in millions)*

Core Commercial[1]

- We've strategically increased our total commercial and business relationship manager ranks by 33% from March 2021 to September 2022, which is driving core loan growth


$15,550
$17,201
$17,000
$18,000
+
+
Target

New Asset-Based Lending + Equipment Finance[2]

- We've built out both our asset-based and equipment finance lending teams over the past year and have steadily grown our portfolio through 2022


$67
$270
$300
$650
+
Target

Auto Finance

- Our experienced auto finance team is executing a prime / super-prime growth strategy from a near-zero baseline; adding fixed-rate and less prepayment-sensitive assets to the balance sheet


$143
$1,117
$1,400
$2,450
Target

[1] Includes $111 million of legacy baseline asset-based lending + equipment finance balances and excludes the balances captured in footnote 2.
[2] Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline balances are reflected in Core Commercial above.

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6 We are leveraging agile frameworks and customer feedback to more quickly deliver custom digital solutions Investing in Digital Transformation Launch of Associated Bank Digital AI - led Financial Wellness and Personal Insights Debit Card Controls Digital Account Opening Upgrades (Consumer) ▪ Cloud - based platform with 99.9% uptime ▪ Open architecture ▪ Improved security and self - service controls This investment is largely being funded with physical distribution cost savings ▪ Pruning our branch network by 11% vs. year end 2020 1 ▪ Reduced staffing levels in mortgage banking and branch management ▪ Closed and consolidated several back - office facilities 1 11% reduction based on projected pro forma branch count at year end 2022 per regulatory filings. ▪ Fast, simplified & intuitive experience ▪ Flexible platform structure ▪ More robust risk controls

OPEN DISCUSSION ON AREAS OF INVESTOR INTEREST

8 Executive Compensation Overview • Received 95% support on Say on Pay in both the 2021 and 2022 Annual Meetings x Significantly restructured compensation starting in 2021: – Established revised peer group to reflect more appropriate benchmarks for ASB to enhance assessments of pay competitiveness and calibration of pay - for - performance outcomes – Introduced a new annual incentive plan scorecard and removed payment floor – Increased proportion of long - term incentive plan that is performance - based shares to 75% (from 50%) and 25% time - based shares – Eliminated overlapping metrics between the annual and long - term incentive plans – Enhanced disclosure on compensation programs and shareholder feedback and engagement x Effectively transitioned our relationship - based business to Mr. Harmening from Mr. Flynn through a one - time sign - on grant and advisory payments, respectively (Only in 2021)

9 2022 Executive Pay Programs Reinforce achievement of our business strategy and create shareholder value Peer Group 2022 Management Incentive Plan (Annual) 2022 Long - erm Incentive Plan (Executive Leadership Team) ▪ Refined to reflect merger and acquisition activity ▪ Maintained the same scorecard approach established in 2021 ▪ Refined performance measurements to include net income after tax (40%), revenue before provision for credit loss (30%), and operating leverage (30%) to accelerate our business and support our strategic plan ▪ Performance targets remain aligned toward industry norms; plan funds at 0% for performance below threshold ▪ Retained mix of 75% performance shares and 25% time - based restricted stock to align total target opportunity and pay mix with market ▪ Refined performance measurements to include relative Return on Average Common Equity (“ROATCE”) and relative TSR; metrics equally weighted and align with growth across our core business lines and expansion of our portfolio ▪ Relative performance is compared against the KBW Regional Bank Index Companies ▪ Maintained the three - year performance period to retain executives and reward long - term consistent performance

10 2023 Executive Pay Program Designed to reinforce achievement of our business strategy Peer Group ▪ Further refinement of peer group through removal of organizations impacted by M&A ▪ Removal of those larger in size relative to ASB and addition of organizations smaller with a similar business model to balance the overall peer group Approach to Variable Pay 2023 Performance Measures ▪ Continued use of the Management Incentive Plan and Long - term Incentive Plan (performance shares and time - based restricted stock) to align pay with performance and retain key talent ▪ Potential refinement of performance measures to fully align with company growth initiatives and strategic direction

11 Shareholder Friendly Pay Practices x Double trigger change in control equity vesting x Robust clawback policy x Stock ownership requirements, including salary multiple and post - vesting holding period for all Executive Leadership Team members x Dividend equivalents on unvested stock are not paid until the end of the performance period x Independent compensation consultant reporting directly to the Compensation Committee Ꭓ No hedging or pledging of company shares Ꭓ No excise tax gross - ups for NEOs (except in connection with relocation expenses) Ꭓ No repricing of stock options and SARs without shareholder approval Ꭓ NEOs do not have employment agreements Ensuring good corporate governance

12 ESG at Associated Bank We understand that providing valuable insights around Associated’s actions and strategies in our Environment, Social and Governance space help our stakeholders make better informed investment decisions. We have: 1. Enhanced the responsibilities of our Corporate Governance & Social Responsibility Committee of the Board of Directors to specifically include oversight of ESG 2. A highly qualified and experienced Board 3. Evolved our ESG reporting Board governance and oversight Strong Corporate Governance x 10% special meeting right x Separate Chair and CEO roles x Annually elected directors with director resignation policy x No supermajority vote requirement to remove directors x Majority vote to amend organizational documents x Anti - greenmail, fair price and expanded constituency provisions of Wisconsin state law x No exclusive forum provision Thorough Board Processes and Risk Management x Enterprise Risk Committee ▪ Reviews strategies, policies and practices established by management to identify, measure and manage significant risks including: ‒ lending and credit risk ‒ asset quality and underwriting standards ‒ regulatory exam results ‒ liquidity management ‒ climate change risk ‒ cybersecurity risk management ‒ risk appetite limits x Regular review of business strategy and capital allocation ▪ Corporate Development Committee reviews and recommends expansionary activities and proposed acquisitions

13 ESG at Associated Bank Highly Qualified and Experienced Board x Our Board members are highly skilled individuals from diverse backgrounds who possess unique qualities, attributes and professional experience x The Board of Directors are responsible for overseeing the corporate ESG strategies and risks of Associated x The Corporate Governance and Social Responsibility Committee (CGSRC) is responsible for: - identifying, evaluating and selecting exceptional candidates for service on Associated’s Board of Directors - The CBSRC considers attributes of diversity in the recruitment and deliberation of prospective director nominees - board refreshment an important factor in overall board effectiveness - regularly evaluating board composition x 40% of our Board is diverse in terms of ethnicity or gender, as of the 2022 Annual Shareholder Meeting

ESG at Associated Bank

2021 ESG Report

- ✓ We referenced established ESG reporting frameworks, including the Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD) frameworks
- ✓ Diversity and inclusion are key components of our culture. We believe diversity at all levels of our organization is key. To better serve our customers and communities, we aspire to have our colleague population mirror the larger communities in which we do business.
  - As of December 31, 2021,
    - **63%** of middle and executive management were diverse in terms of gender, race or ethnicity
    - **64%** of our total workforce were women, including **32%** of our SVP+ roles filled with women
    - **16%** of people of color[1] made up our total workforce
  - Our DE&I efforts are strengthened by the company's seven colleague resources groups
- ✓ We Established a Human Rights Statement in January 2022 focusing on providing a safe, diverse, equitable and inclusive environment that can foster growth and development and is free from harassment and discrimination for all stakeholders
  - This statement defines Associated's guiding principles, commitments, and expectations in terms of human rights for the parent and all subsidiary companies
- ✓ We remain committed to setting strategic and achievable ESG objectives that help guide our work and improve our performance

(1) People of color defined as American Indian or Alaska Native, Asian, Black or African American, Hispanic or Latin, Native Hawaiian or other Pacific Islander, or Two or more races

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15 ESG at Associated Bank Community Commitment and Reinvestment We use our expertise and financial support to promote affordable housing, provide small - business lending and advance neighborhood development Minority and Small - Business Assistance Programs – 2021 Results x Homebuyer assistance programs to qualifying borrowers through direct closing cost and down - payment subsidies ▪ 6,278 residential mortgages (approximately $1.2 billion in loans) helping low - to moderate - income (“LMI”) and minority families attain homeownership x $465 million in investments and community development loans to provide additional resources to LMI and majority - minority communities x $324 million in small business loan commitments encouraging business expansion in emerging communities Charitable Giving and Mentorship x 1% of ASB’s annual pretax profits designated for charitable purposes with the majority supporting Community Reinvestment Act (“CRA”) eligible programs ▪ In 2021, provided $3.1M in CRA - qualifying contributions to nonprofit organizations x We created Associated Community Development, LLC which uses its financial resources to bring investment into the underserved areas of the markets where we live and work: the states of Wisconsin, Illinois and Minnesota. Focusing on these markets keeps investment dollars local, while strengthening our communities, building opportunity and changing neighbors' lives.

16 ESG at Associated Bank Our colleagues, customers and communities represent people of diverse backgrounds. To better serve our customers and communities, we aspire to have our colleague population mirror the larger communities in which we do business. We continue to expand our programming to allow for inclusive hiring opportunities and career paths for all populations; and we publicly share our progress with our stakeholder groups. The following demographic data represents Associated’s colleague population as of December 31, 2021. EEO - 1 Colleague Demographics Index